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                                                                EXHIBIT 10(m)(3)



                                 AMENDMENT 2 TO
                        ADMINISTRATIVE SERVICES AGREEMENT


THIS SECOND AMENDMENT TO THE ADMINISTRATIVE SERVICES AGREEMENT is effective as of the 18th day of October, 1999, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.

WHEREAS, Transamerica and LMG entered into an Administrative Services Agreement, dated May 29, 1998, as amended, hereinafter referred to as the "Agreement," wherein LMG agreed to provide certain Transamerica accounting and service functions in consideration of the fees as set forth in APPENDIX B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:

        1.      Add to APPENDIX A, Policy Forms, as follows:
                "Group Master Policy#   T-GMY0799-7-100
                                        T-GMY0799-7-75/25
                                        T-GMY0799-7-50/50
                                        T-GBR-0799 (Beneficiary Rider)
                Policy #                T-PMY0799-7-100
                                        T-PMY0799-7-75/25
                                        T-PMY0799-7-50/50
                                        T-PBR-0799 (Beneficiary Rider)"

        2.      Add to APPENDIX B, as follows:

                "1.1 Beneficiary Rider

                        a. MAINTENANCE: $.25 per month per inforce Rider
                                        T-CBR-0799 or T-PBR-0799."

        3. APPENDIX C, Section 1, Services: Appointment, sub-section 3, is hereby amended to read as follows:

                "If a Wholesaler/Producer meets LMG/Transamerica's contracting criteria, LMG will complete and mail all state required appointment forms or electronic transmission of appointment data to state.


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        4.      APPENDIX D, Schedule of Authorized Personnel, is hereby amended to read as follows:

                "REPRESENTING TRANSAMERICA

                Authorized to modify this Agreement:

                Ken Kilbane, Vice President
                Ron Wagley, Sr. Vice President"

                Authorized to provide day to day direction of LMG employees for policies and procedures not specifically covered in this
                Agreement:

                Ken Kilbane, Vice President
                Nancy DeWitt
                Kristina Barker"

        5. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.

IN WITNESS HEREOF, the parties have hereto executed this Agreement.


LEGACY MARKETING GROUP


By /s/ DAVID A. SKUP
  ------------------------------------

Title CFO + TREASURER
     ---------------------------------

Date  2/18/00
    ----------------------------------

Witness /s/ STEPHANIE MOLTENI
       -------------------------------


TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY


By /s/ WILLIAM N. SCOTT
  ------------------------------------

Title VICE PRESIDENT
     ---------------------------------

Date  FEB 11, 2000
    ----------------------------------


Witness [SIG]
       -------------------------------



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